UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - July 5, 2005

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 9.01 (c)	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated July 5, 2005, regarding Dividend Declaration.

EXHIBIT INDEX

Exhibit		Page Number of Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated July 5, 2005, regarding Dividend Declaration.	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	/s/	Debra E. Dissinger

Dated: July 5, 2005		By: Debra E. Dissinger
Executive Vice President

	/s/	Frederick J. Malloy

Dated: July 5, 2005		By: Frederick J. Malloy
Asst. Vice President/Controller

	/s/	John W. Ord

Dated: July 5, 2005		By: John W. Ord
President/ CEO/Chairman

	/s/	Joseph M. Ferretti

Dated: July 5, 2005		By: Joseph M. Ferretti
Vice President/Chief Credit Officer

Exhibit 99

PRESS RELEASE - July 5, 2005

PEOPLES FINANCIAL SERVICES CORP. DECLARES 2ND QUARTER DIVIDEND

A regular quarterly dividend of $0.19 (nineteen cents) per share was declared on July 1, 2005. The dividend will be paid August 15, 2005 to shareholders of record as of July 29, 2005.

Peoples Financial Services Corp., Hallstead Pennsylvania, is the parent company of Peoples National Bank, an independent community bank with ten community offices. The community office locations are: Hallstead, Hop Bottom, Susquehanna, and Montrose, in Susquehanna County, Pennsylvania; Nicholson, Tunkhannock and Meshoppen, in Wyoming County, Pennsylvania; and Conklin, Deposit, and Binghamton, in Broome County, New York.